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                                                                   Exhibit 10.12

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                                 KOZMO.COM, INC.




                             1999 STOCK OPTION PLAN
















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                     KOZMO.COM, INC. 1999 STOCK OPTION PLAN


         1. ESTABLISHMENT AND PURPOSE AND OF PLAN.

         (a) ESTABLISHMENT. Kozmo.com, Inc. (the "Company"), a New York corporation, hereby establishes a Stock Option Plan to be named the Kozmo.com, Inc. 1999 Stock Option Plan (the "Plan"). All options granted pursuant to this Plan on or after the effective date of this Plan shall be governed by the terms and conditions of this Plan.

         (b) PURPOSE. The purpose of this Plan is to authorize the grant to directors, officers, key employees, advisors and others affiliated with the Company of options ("options") to purchase shares of common stock of the Company, par value $.001 (the "Common Stock"), and thus benefit the Company by giving such persons a greater personal interest in the success of the enterprise and an added incentive to continue and advance in their service to the Company.

         (c) GRANT OF OPTIONS. The date of grant of an option under the Plan will be the date on which the option is awarded by the Board, unless a later date is specified by Board or the Committee at the time of the award. Options which may be granted under this Plan include options intended to qualify as "incentive stock options" under Sections 422A of the Internal Revenue Code of 1986, as amended, and non-qualified stock options.

         2. ADMINISTRATION.

         (a) SELECTION OF PARTICIPANTS AND AMOUNT OF AWARDS; POWERS OF THE COMMITTEE. The Plan shall be administered by the Board of Directors or by a compensation committee (the "Committee") to be appointed from time to time by the Board of Directors of the Company (the "Board"). Members of the Committee, or if the Plan is administered by the Board, a majority of the Board, shall not be eligible to receive stock options granted under the Plan. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it deems appropriate. A majority of its members shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any decision or determination that is reduced to writing and signed by a majority of the members shall be fully as effective as if made by a majority vote at a meeting duly called and held. The Board or Committee shall have authority, subject to the terms of the Plan, to determine:
(i) the persons eligible to receive options hereunder, (ii) the number of shares for which options are granted, (iii) the option price, (iv) whether an option shall be a non-qualified option or an incentive stock option, (v) the time when the options may be granted and exercised, (vi) the vesting schedule for the options, and (vii) the terms and provisions of the agreements by which options shall be evidenced. The Committee shall have full power and authority to construe, interpret and administer the Plan and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company. The interpretation of any provisions of this Plan by the Committee shall be final, conclusive, and



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binding upon all persons and the Board of Directors shall place into effect the determinations of the Committee.

         (b) LIABILITY; INDEMNIFICATION. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to administration of this Plan. Each member of the Board and the Committee shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of any claim or action brought involving such member claiming any rights or remedies arising out of such member's participation in administration of this Plan.

         3. SHARES SUBJECT TO THE PLAN.

         (a) GENERAL. Subject to adjustments made pursuant to Section 11, the aggregate number of shares of the Company's Common Stock for which options may be awarded under the Plan shall be two million (2,000,000) shares of Common Stock. The shares of Common Stock pursuant to which options are granted under this Plan may be shares of Common Stock previously issued and acquired or reacquired, as the case may be, by the Company (or, if applicable at any future time, any of its subsidiaries or other entities in common control with the Company at any time), or authorized but unissued shares of Common Stock maintained in the Company's treasury, as the Board or Committee from time to time may determine.

         (b) EFFECT OF EXPIRED OPTIONS. In the event that any options granted hereunder expire or terminate for any reason, such a corresponding number of shares of Common Stock shall again be available for options under the Plan. The Company shall not, upon the exercise of any option, be required to issue or deliver any shares of Common Stock prior to the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable.

         4. ELIGIBILITY.

         (a) Any key employee of the Company, and any non-employee providing services to the Company (as a director, agent, consultant, advisor, professional or otherwise), in the discretion of the Board of Directors, shall be eligible to be granted options hereunder (any such employees granted options pursuant to this Plan as well as any such non-employees are referred to herein as "optionee" or "Plan Participants"). The Committee may determine (in its sole discretion) that any person who would otherwise be eligible to be granted options hereunder shall, nonetheless, be ineligible to receive any option under this Plan, for any reason or for no reason.

         (b) Unless otherwise determined by the Board or the Committee, non-qualified stock options shall be granted only to directors, advisors, officers and key employees of the Company and incentive stock options shall be granted only to key employees. Employees of the Company shall be eligible to receive options under the Plan only upon the completion of one continuous year of employment with the Company, unless otherwise determined to be eligible by




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the Board. Directors and officers of the Company shall be eligible to receive options under the Plan only after serving on the Board or as officers for one continuous year, unless otherwise determined to be eligible by the Board or Committee.

         5. OPTION PRICE. Unless otherwise determined by the Board or the Committee, the purchase price per share of Common Stock under each non-qualified option will be the book value of such Common Stock on the date of grant as determined in accordance with generally accepted accounting principles. Qualified incentive stock options may be granted at an option price per share not less than 100% of the fair market value of a share on the date of grant. No option may have a term greater than 10 years. Qualified incentive stock options granted to persons who own more than 10 percent of the Company's stock have option prices not less than 110% of the fair market value of the stock on the date of grant and may have terms no longer than 5 years. In no event shall the purchase price per share of Common Stock under any option be less than the par value of a share of Common Stock.

         6. PERIOD OF OPTION AND RIGHTS TO EXERCISE. Subject to the provisions of this Section and Sections 9 and 10 hereof, an option shall be exercisable as follows:

         (a) Unless otherwise determined by the Board or the Committee, 25% of an option shall become exercisable upon and after twelve (12) months following the date of grant. Thereafter, 1/48 of an option shall vest following each subsequent month period, on the last day of the month, until the entire option is vested.

         (b) The right to exercise an option shall expire on the expiration date specified in the agreement evidencing the option, which in no event shall be later than ten years from the date the option was granted.

         (c) No shares shall be delivered pursuant to any exercise of an option until the requirements of such laws and regulations as may be deemed by the Board or Committee to be applicable are satisfied and until payment of the option price is received by the Company. Such payment shall be made as specified in the agreement evidencing the option, which may provide for payment in cash or other manner. Except as provided in Sections 9 and 10 hereof, no option may be exercised unless the optionee is then in the service of the Company and shall have continuously been in the service of the Company since the grant of the option.

         7. RESTRICTIONS UPON SALE OF STOCK. If an optionee purchases Common Stock of the Corporation pursuant to the exercise of an option granted under this Plan, such optionee shall not sell, transfer or otherwise dispose of such Common Stock without the prior written consent of the Company prior to the date upon which the Company first offers its Common Stock for sale in a public offering registered under the Securities Act of 1933, as amended.

         8. TRANSFERABILITY OF OPTIONS. An option granted under the Plan may not be transferred except by will or the laws of descent or distribution, and such option shall be exercisable, during the lifetime of the optionee, only by the optionee.


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         9. TERMINATION OF SERVICES.

         (a) In the event that employment of an optionee by, or affiliation with, the Company is terminated for any reason other than death, a fully-vested option granted hereunder shall be exercisable by the optionee at any time prior to the expiration date of the option or within ninety days after the date of such termination, whichever is earlier, but only to the extent the optionee had the right to exercise such option at the date of such termination; provided that any optionee who is terminated for cause (defined as willful neglect of duties or malfeasance in respect of the Company, its properties, assets, business or employees) shall lose the right to exercise any option granted under this Plan as of the date of notice of such termination. Notwithstanding the foregoing, if in the judgment of the Board or Committee an optionee shall cease to perform services for the Company as a result of a disability, the optionee may exercise an option within one year after the date of cessation of services, but in no event after the expiration date specified in the agreement evidencing the option, if and to the extent that the optionee was entitled to exercise the option at the time of cessation of services.

         (b) If an optionee does not exercise any outstanding option which was exercisable upon the date of cessation of services to the Company within the foregoing ninety-day or one-year periods following such cessation, the option shall thereupon expire.

         10. DEATH OF OPTIONEE. In the event of the death of an optionee while in the employ or affiliated with the Company or within the period of sixty (60) days next succeeding the optionee's cessation of services, the option will be exercisable by the person or persons to whom such optionee's rights pass by will or by the laws of descent and distribution at any time prior to the expiration date of the option or within six months after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such option on the date of death.

         11. ADJUSTMENT IN SHARES SUBJECT TO PLAN. In the event that the outstanding shares of Common Stock are subject to a stock split or changed into or exchanged for a different number or kind of shares or other securities of the Company or other corporation by reason of a merger, consolidation, reorganization, recapitalization, reclassification, combination of shares or a dividend payable in capital stock, or a similar corporate structural change, then (i) the total number of shares of Common Stock subject to this Plan shall be appropriately adjusted, (ii) the rights of Plan Participants shall be appropriately adjusted as to the number of shares of Common Stock subject to the option and/or as to the option price, and (iii) if the Company is involved in a dissolution, liquidation, merger, or combination in which it is not the surviving entity, then each outstanding option granted hereunder shall terminate thirty (30) days after the effective date of such dissolution, liquidation, merger or consolidation. Within said thirty (30) day period, the optionee may exercise his option in whole or in part, to the extent it shall not have previously been exercised. The granting of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reorganizations, reclassifications, or


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changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

         12. ACCELERATION UPON CHANGE IN CONTROL. If (i) the beneficial ownership of securities representing more than 50% of the authorized common stock of the Company is acquired by a person other than the Company or an affiliate of the Company, or (ii) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with another company other than one controlled by the Company or an affiliate of the Company, or to sell or otherwise dispose of all or substantially all of its assets to a company or entity other than the Company or an affiliate of the Company, then notwithstanding anything to the contrary herein all options granted under the Plan shall be considered 100% vested and nonforfeitable.

         13. SUBSTITUTION OR ASSUMPTION OF OPTIONS. Notwithstanding any provision of the Plan to the contrary (but subject to the provisions of Paragraph 3 hereof), by action of the Board, the Company may as an incident to or by reason of any corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, substitute new options on Common Stock of the Company for options granted by another employer to its employee on stock of such employer or may assume options granted by another employer to its employees, at such purchase prices and under such conditions, in the case of non-qualified options, as the Board may approve and, in the case of incentive stock options, as may be permitted by Section 425(a) of the Internal Revenue Code, as amended, and the Committee is hereby expressly authorized to take such action as may be required to effectuate any such issuance or assumption. Shares of Common Stock of the Company subject to any option so issued or assumed shall be charged against the total number of shares available for grant of options under the Plan.

         14. WITHHOLDING AND REPORTING. The Company's obligation to deliver shares of Common Stock or make payment upon the exercise of any option or with respect to its purchase of any option shall be subject to applicable federal, state and local tax withholding and reporting requirements.

         15. PERIOD, EXPIRATION AND TERMINATION OF THE PLAN. Options may be granted under the Plan at any time prior to the tenth anniversary of the effective date of the Plan, on which anniversary the Plan will expire except as to options then outstanding thereunder, which options shall remain in effect until they have been exercised or have expired or otherwise terminated pursuant to the terms of the Plan. The Plan may be abandoned or terminated at any time by the Board except with respect to any options then outstanding under the Plan.

         16. AMENDMENT OF THE PLAN. The Board of Directors or Committee may at any time or from time to time make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company; PROVIDED, HOWEVER, that no such termination or amendment shall (i) without the consent of the individual to whom any awards shall theretofore have been granted, affect or impair the rights of such individual under the Plan, (ii) increase the maximum number of shares that may be issued




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under the Plan, (iii) change the minimum purchase price under the Plan, (iv)
extend the period during which any option may be granted or exercised or (v) change the provisions of the Plan relating to eligibility.

         17. SUBJECT TO STOCKHOLDER AGREEMENT. The shares of Common Stock deliverable upon the exercise of options under this Plan shall be governed by all of the terms, conditions, restrictions and limitations contained in the Kozmo.com, Inc. Stockholders' Agreement (the "Stockholders' Agreement"). By exercising an option pursuant to this Plan, each Plan participant shall thereby agree to any and all such terms, conditions, restrictions and limitations, and shall execute a copy of the Stockholders' Agreement. Such understanding shall be expressly set forth in the Grant Agreement, which shall be executed and delivered by the Plan participant prior to the effectiveness of any grant of Restricted Shares hereunder. In addition, any shares of Common Stock issued pursuant to this Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Administrator or the Company's corporate counsel, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof.

         18. EFFECTIVENESS. This Plan shall be effective as of May 1, 1999.






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